JOINT DISBURSEMENT INSTRUCTIONS
                         FOR CLOSING: December 30, 2005

      The undersigned do hereby:

      1.   Acknowledge   the  acceptance  of   subscriptions   from   purchasers
representing gross proceeds of $4,500,000 from the issuance of Convertible Debentures of EARTHSHELL CORPORATION, a Delaware corporation (the "Company").

      2. Represent that all conditions precedent to closing of the Company's offering of the Convertible Debentures have been satisfied or waived; and direct that David Gonzalez, Esq. disburse the gross proceeds of the offering at the joint direction of the undersigned as follows:

            To be disbursed via wire transfer in immediately available U.S. funds, payable to the following parties:

Gross          From Cornell Capital Partners,                     $   4,500,000
Proceeds:      LP

Less:          Commitment Fee - To Yorkville            $200,000
               Advisors, LLC

               Structuring Fee to Yorkville             ($10,000)
               Advisors, LLC

               Repayment of Promissory Notes      ($1,402,372.60)
               (Credit to Highgate House
               Funds, Ltd.)*

               Repayment of Promissory Notes      ($1,219,749.68)
               (Credit to Cornell Capital
               Partners, LP.)*
                                                                  -------------
Sub-Total:                                                        $1,667,877.72

Disbursements:
               To Kirkpatrick & Lockhart                               ($25,000)
               Nicholson Graham, LLP

                                                                  =============
Net Proceeds:  Net Proceeds Payable to the                        $1,642,877.72
               Company

----------
* Calculation of amount due attached hereto.

                       [SIGNATURE PAGE IMMEDIATELY TO FOLLOW]

EARTHSHELL CORPORATION                  CORNELL CAPITAL PARTNERS, LP

                                        By:   Yorkville Advisors, LLC
By: /s/ Scott Houston                   Its:  General Partner
   ---------------------------
Name: Scott Houston                     By: /s/ Mark Angelo
Title: Chief Financial Officer             ---------------------------
                                        Name: Mark Angelo
                                        Its:  Portfolio Manager


                                        HIGHGATE HOUSE FUNDS, LTD.

                                        By:   Yorkville Advisors, LLC
                                        Its:  General Partner


                                        By: /s/ Mark Angelo
                                           ---------------------------
                                        Name: Mark Angelo
                                        Its:  Portfolio Manager

EarthShell Corporation       HHF
Interest Rate                    12.00%
Based on # Days per year            365
Closing Date                  5/26/2005  Principal             $  1,350,000
Re-Issued                     8/26/2005  Principal             $  1,350,000


 Outstanding Principal                 Dates              Interest Per Year                     No. Days          Interest Due
        Balance                From            To         (Column A x Int)     Interest/Day   Accruing Int.  (Column E * Column F)
------------------------- -------------- -------------- -------------------- --------------- -------------- ------------------------

 $    1,350,000.00            5/26/2005      8/26/2005         $ 162,000.00   $     443.84          0        $              -
                                                                                                            ------------------------
 $    1,350,000.00            8/27/2005     12/23/2005         $ 162,000.00   $     443.84        118        $      52,372.60
                                                                                                            ------------------------

                                                                                                             $              -

 Original Balance        $1,350,000.00
Plus Interest            $   52,372.60
New Balance              $1,402,372.60


EarthShell Corporation       CCP
Interest Rate                    12.00%
Based on # Days per year            365
Closing Date                  3/23/2005  Principal            $1,150,000.00
Re-Issued                     8/26/2005  Principal            $1,174,197.26



 Outstanding Principal                 Dates              Interest Per Year                     No. Days          Interest Due
        Balance                From            To         (Column A x Int)     Interest/Day   Accruing Int.  (Column E * Column F)
------------------------- -------------- -------------- -------------------- --------------- -------------- ------------------------

 $           1,150,000.00     3/23/2005      8/26/2005         $ 138,000.00   $     378.08         64        $      24,197.26
                                                                                                            ------------------------
 $           1,174,197.26     8/27/2005     12/23/2005         $ 140,903.67   $     386.04        118        $      45,552.42
                                                                                                            ------------------------
                                                                                                             $      45,552.42

 Original Balance        $1,174,197.26
Plus Interest            $   45,552.42
New Balance              $1,219,749.68